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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM  8-K



            Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report - February 25, 2000



                       ENVIRONMENTAL ELEMENTS CORPORATION

             (Exact name of registrant as specified in its charter)


                                    1-10955

                            (Commission File Number)

                            DELAWARE                                                     52-1303748

(State or other jurisdiction of incorporation or organization)             (I.R.S. Employer Identification No.)
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                3700 Koppers St., Baltimore, Maryland             21227

              (Address of Principal Executive Offices)          (Zip Code)



                               410 - 368 - 7000

             (Registrant's telephone number, including area code)



                                Not Applicable

     (Former name, address, and fiscal year, if changed since last report)
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Item 5.  Other Events
---------------------

   On February 25, 2000, E. H. Verdery resigned as the Company's Chief Executive
Officer, President and Chairman of the Board. On the same day, the Company appointed John L. Sams to the position of President and appointed Samuel T.
Woodside Chairman of the Board.

   The Company's press release announcing the resignation of Mr. Verdery, the appointment of Mr. Sams and the appointment of Mr. Woodside is filed as an exhibit to this Current Report on Form 8-K.


Item 7.  Exhibits
-----------------

99.1  Press release issued February 25, 2000


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                                  Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ENVIRONMENTAL ELEMENTS CORPORATION
                                                    (Registrant)


                                              /s/  James B. Sinclair
                                              ----------------------
                                              James B. Sinclair
                                              Senior Vice President and
                                              Chief Financial Officer


Date: March 1, 2000


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                                 EXHIBIT INDEX



  Exhibit Number                   Description
  --------------                   -----------

      99.1              Press Release issued February 25, 2000



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